UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 1, 2008

SUNGARD® DATA SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12989	51-0267091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 EAST SWEDESFORD ROAD, WAYNE, PENNSYLVANIA	19087
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 484-582-2000

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 3, 2008, SunGard Data Systems Inc. filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the acquisition of GL Trade S.A. Pursuant to Items 9.01(a)(4) and 9.01(b)(2), this Current Report on Form 8-K/A hereby amends Items 9.01(a) and (b) of the Initial Form 8-K and is being filed in order to provide the historical financial statements of GL Trade S.A. and the related pro forma financial information that were excluded from the Initial Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The consolidated balance sheets and reports of independent registered public accounting firms of GL TRADE S.A. (“GL TRADE”) as of December 31, 2005, 2006 and 2007, and the related consolidated statements of income, consolidated statements of shareholders’ equity, consolidated statements of cash flows and consolidated statements of recognized income and expense for each of the three fiscal years ended December 31, 2007 and accompanying notes of GL TRADE are filed as Exhibit 99.1.

The condensed consolidated balance sheet of GL TRADE as of June 30, 2008, the consolidated statements of income, consolidated statements of cash flows and consolidated statements of stockholders equity and consolidated statements of recognized income and expense for the six months ended June 30, 2008 and 2007 and the accompanying notes are filed as Exhibit 99.2.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Article 11 of Regulation S-X is filed as Exhibit 99.3. This Form 8-K/A should be read in conjunction with our Current Report on Form 8-K dated October 3, 2008.

(d)	Exhibits.

23.1	Consent of KPMG S.A., independent auditors for GL TRADE as of and for the years ended December 31, 2006 and 2005.

23.2	Consent of PricewaterhouseCoopers Audit, Independent Registered Public Accounting Firm for GL TRADE as of and for the year ended December 31, 2007.

99.1	Consolidated Financial Statements and Reports of independent auditors of GL TRADE.

99.2	Unaudited Financial Statements of GL TRADE for the six months ended June 30, 2008 and 2007.

99.3	Unaudited Pro Forma Combined Condensed Financial Data of SunGard Data Systems Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD DATA SYSTEMS INC.

Date: December 3, 2008	By:	/s/ Michael J. Ruane
Michael J. Ruane
Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

The following is a list of Exhibits furnished with this report.

Exhibit No.	Description
23.1	Consent of KPMG S.A., independent auditors for GL TRADE as of and for the years ended December 31, 2006 and 2005.

23.2	Consent of PricewaterhouseCoopers Audit, Independent Registered Public Accounting Firm for GL TRADE as of and for the year ended December 31, 2007.

99.1	Consolidated Financial Statements and Reports of independent auditors of GL TRADE.

99.2	Unaudited Financial Statements of GL TRADE for the six months ended June 30, 2008 and 2007.

99.3	Unaudited Pro Forma Combined Condensed Financial Data of SunGard Data Systems Inc.